EXHIBIT 10.3

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") dated as of February 12, 1999, by and between NATIONSBANK, N.A., a national banking association ("Bank"), and COMMODORE HOLDINGS LIMITED, a Bermuda corporation ("Borrower").

         In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

         1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

            (A) BORROWER: COMMODORE HOLDINGS LIMITED, a Bermuda corporation.

            (B) BORROWER'S ADDRESS: 4000 Hollywood Boulevard, Suite 385-S, Hollywood, Florida 33021.

            (C) HAZARDOUS MATERIALS. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

            (D) LETTER OF CREDIT. Letter of Credit shall mean the standby letter(s) of credit securing the Loan.

            (E) LOAN. Any loan described in Section 2 hereof and any subsequent loan which states that it is subject to this Loan Agreement.

            (F) LOAN DOCUMENTS. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with this Loan including, without limitation, any ISDA Agreement, Pledge Agreement and Tax Indemnity Agreement entered into between Borrower and Bank and the Letter of Credit.

            (G) ACCOUNTING TERMS. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3(g) hereof.

         2. LOAN. Bank hereby agrees to make (or has made) one or more loans to


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

Borrower in the aggregate principal face amount of $2,100,000. The obligation to repay the loans is evidenced by a promissory note or notes dated even date herewith (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

            (A) GOOD STANDING. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the Colony of Bermuda and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

            (B) AUTHORITY AND COMPLIANCE. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance in all material respects with all laws and regulatory requirements to which it is subject.

            (C) BINDING AGREEMENT. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

            (D) LITIGATION. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in the Borrower's Form 10-K for the fiscal year ended September 30, 1998, or disclosed in writing and acknowledged by Bank prior to the date of this Agreement.

            (E) NO CONFLICTING AGREEMENTS. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

            (F) TAXES. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

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

            (G) FINANCIAL STATEMENTS. The financial statements of Borrower heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since ____________, 19__ (December 31, 1998, if not filled in). All factual information furnished by Borrower to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete in all material respects on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

            (H) PLACE OF BUSINESS. Borrower's chief executive office is located at 4000 Hollywood Boulevard, Suite 385-S, Hollywood, Florida 33021.

            (I) ENVIRONMENTAL. The conduct of Borrower's business operations and the condition of Borrower's property does not and is not reasonably anticipated to violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, except for any such violations that, either individually or in the aggregate, do not have a materially adverse effect on the Borrower and its subsidiaries taken as a whole.

            (J) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

         4. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

            (A) FINANCIAL STATEMENTS AND OTHER INFORMATION. Maintain a system of accounting reasonably satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. All financial statements called for below shall be prepared in form and content reasonably acceptable to Bank and, with respect to the annual consolidated financial statements of Borrower, shall be audited by Grant Thornton or any successor independent certified public accountants reasonably acceptable to Bank.

         In addition, Borrower will:

            (i) Furnish to Bank audited consolidated financial statements of Borrower for each fiscal year of Borrower, within one hundred fifty (150) days after the close of each such fiscal year.

            (ii) Furnish to Bank unaudited consolidated financial statements (including a balance sheet and profit and loss statement) of Borrower for each of the first three (3) fiscal quarters of each fiscal year of Borrower, within fifty (50) days after the close of each such period.

            (iii) Furnish to Bank a compliance certificate for (and executed by an authorized representative of) Borrower concurrently with and dated as of the date of delivery of each of the financial statements as required in subparagraphs 4(a)(i) and 4(a)(ii) above, containing a certification that the financial statements of even date are true and correct in all material respects and that the Borrower is not in default under the terms of this Agreement.

            (iv) Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower from time to time, as Bank may reasonably request, including but not limited to Borrower's Forms 10-Q and 10-K.

         (B) EXISTENCE AND COMPLIANCE. Maintain its existence, good standing and qualification to do business, where required and comply in all material respects with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

         (C) ADVERSE CONDITIONS OR EVENTS. Promptly advise Bank in writing of
(i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed against Borrower which reasonably could be expected to have a material adverse effect on the Borrower, and (iii) any event that has occurred that would constitute an event of default under any Loan Documents.

         (D) TAXES AND OTHER SIMILAR OBLIGATIONS. Pay all of its taxes, assessments and other similar obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

         (E) MAINTENANCE. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

         5. DEFAULT. Any of the following shall constitute an event of default by the Borrower hereunder:

           (A) An event of default pursuant to the Note shall constitute an event of

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

default under this Agreement.

           (B) The failure of the Letter of Credit to remain in full force and effect.

           (C) The failure of the expiry date of the Letter of Credit to be extended for an additional period of at least twelve (12) months if the Letter of Credit is due to expire within sixty (60) days.

           (D) The failure of the Letter of Credit to be replaced by a letter of credit from an institution satisfactory to the Bank in the Bank's sole discretion within ten (10) days following notice from the Bank that the Bank is not satisfied with the financial capacity of the institution issuing and/or confirming the Letter of Credit, which determination shall be in the Bank's sole discretion.

         6. REMEDIES UPON DEFAULT. If an event of default shall occur, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity. Without limiting the generality of the foregoing, the Bank shall have the right to draw against the Letter of Credit upon: (i) a monetary default under any of the Loan Documents; and/or (ii) a default under PARAGRAPHS 5(B), 5(C) and/or 5(D) of this Agreement. Prior to proceeding against the Borrower following a monetary event of default, Bank agrees to utilize commercially reasonable efforts to present the Letter of Credit for payment; provided, however, the Bank shall not be required to institute any legal proceedings in connection therewith.

         7. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

             To Borrower:       Commodore Holdings Limited
                                4000 Hollywood Boulevard, Suite 385-S
                                Hollywood, Florida 33021
                                Attention:  Chief Executive Officer


             With a copy to:    Kathleen L. Deutsch, P.A.
                                Broad and Cassel
                                201 South Biscayne Boulevard, Suite 3000
                                Miami, Florida 33131

              To Bank:          NationsBank, N.A.
                                One Financial Plaza, 10th Floor
                                Fort Lauderdale, Florida 33394
                                Attention:  Allen Brown, Senior Vice President

              With a copy to:   Mark K. Somerstein, Esq.
                                Ruden, McClosky, Smith, Schuster & Russell, P.A.
                                200 East Broward Boulevard, 15th Floor
                                Fort Lauderdale, Florida 33301



or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

            (A) If sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid;

            (B) If sent by any other means, upon delivery.

         8. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (which fees, exclusive of costs, are limited to Ten Thousand Dollars ($10,000) with respect to attorneys' fees associated with the initial documentation of the Loan), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorneys' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the terms of the Loan Documents.

         9. MISCELLANEOUS. Borrower and Bank further covenant and agree as follows, without limiting any requirement of any other Loan Document:

            (A) CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

            (B) APPLICABLE LAW. This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Florida and applicable United States federal law.

            (C) AMENDMENT. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of


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


Bank, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Loan Agreement.

            (D) DOCUMENTS. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content reasonably satisfactory to Bank and its counsel.

            (E) PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

            (F) INDEMNIFICATION. Notwithstanding anything to the contrary contained in Section 9(g), Borrower shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower, regardless of whether the Borrower has paid the employee under the workmen' s compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan.

            (G) SURVIVABILITY. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Loan shall not have expired.

         10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO RELATED SOLELY TO THOSE ARISING OUT OF OR

RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

            (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF FORT LAUDERDALE, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

            (B) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE

CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.


            11. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

WITNESS:                                  BORROWER:

                                          COMMODORE HOLDINGS LIMITED, a Bermuda
                                          corporation

/s/ Nicole D. Saunders                    By: /s/ Alan Pritzker (SEAL)
---------------------------               ------------------------------
83 Shirley Street                         Print Name: Alan Pritzker
---------------------------               ------------------------------
                                          Title: Chief Financial Officer
                                          ------------------------------

                                          BANK:

                                          NATIONSBANK, N.A.

/s/ Donica Hall                           By: /s/ Allen H. Brown
---------------------------               ------------------------------
83 Shirley Street                         Print Name: Allen H. Brown
---------------------------               ------------------------------
                                          Title: Senior Vice President
                                          ------------------------------

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

COMMONWEALTH OF THE BAHAMAS   )
                              )  SS:
CITY OF NASSAU                )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the Commonwealth and the City aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Alan Pritzker, the CFO of COMMODORE HOLDINGS LIMITED, a Bermuda corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced U.S. Passport as identification.

         WITNESS my hand and official seal in the Commonwealth and City last aforesaid this 12th day of February, 1999.


                                 /s/ Cherise F.V. Cox
                                 -----------------------------------------------
                                 Notary Public, Commonwealth of the Bahamas

                                 Cherise F.V. Cox
                                 -----------------------------------------------
                                 Typed, printed or stamped name of Notary Public

My Commission Expires: Dec. 31st 1999

COMMONWEALTH OF BAHAMAS   )
                          )  SS:
CITY OF NASSAU            )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the Commonwealth aforesaid and in the City aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Allen Brown, the Senior Vice President of NATIONSBANK, N.A., a national banking association, freely and voluntarily under authority duly vested in him/her by said association and that the seal affixed thereto is the true corporate seal of said association. He/She is personally known to me or who has produced Florida Drivers License as identification.

         WITNESS my hand and official seal in the Commonwealth and City last aforesaid this 12th day of February, 1999.


                                 /s/ Cherise F.V. Cox
                                 -----------------------------------------------
                                 Notary Public

                                 Cherise F.V. Cox
                                 -----------------------------------------------
                                 Typed, printed or stamped name of Notary Public

Commission Expires: Dec. 31st 1999





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



                    AFFIDAVIT FOR EXECUTION OF LOAN AGREEMENT
                          WITHOUT THE STATE OF FLORIDA

COMMONWEALTH OF THE BAHAMAS     )
                                )  SS:
CITY OF NASSAU                  )

         BEFORE ME, the undersigned Notary Public, duly authorized in the Commonwealth and City aforesaid to administer oaths and take acknowledgments, personally appeared the undersigned, to me well known and to me known to be the persons described as witnesses to the foregoing Loan Agreement and who witnessed the execution and delivery of the foregoing Loan Agreement, and who, first being duly sworn by me did each depose, say and acknowledge before me that they were present at the time that the said Loan Agreement was executed, that they saw the same executed and delivered by Alan Pritzker, and that the other subscribing witness was likewise present and witnessed the execution and delivery of the foregoing Loan Agreement, to a representative of NationsBank, N.A. at the City of Nassau, Commonwealth of the Bahamas.


                               /s/ Donica Hall
                               -------------------------------------------------
                               Subscribing Witness

                               Print Name: Donica Hall
                               -------------------------------------------------
                               Address: 83 Shirley House
                               -------------------------------------------------
                               Sandringham House
                               -------------------------------------------------


                               /s/ Nicole D. Saunders
                               -------------------------------------------------
                               Subscribing Witness

                               Print Name: Nicole S. Saunders
                               -------------------------------------------------
                               Address: 83 Shirley House
                               -------------------------------------------------
                               Sandringham House
                               -------------------------------------------------

         SWORN TO AND SUBSCRIBED before me and acknowledged to me this 12th day of February, 1999.

                                 /s/ Cherise F.V. Cox (SEAL)
                                 -----------------------------------------------
                                 Notary Public, Commonwealth of the Bahamas

                                 Printed Name: Cherise F.V. Cox
                                 -----------------------------------------------
                                 Address: 83 Shirley House
                                 -----------------------------------------------
                                 Sandringham House
                                 -----------------------------------------------

                                 My Commission Expires: Dec. 31st 1999
                                 My Commission No. is: N/A